UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2008

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 (313) 235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 (313) 235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
DTE Energy Company (“DTE”) and The Detroit Edison Company (“Detroit Edison”) are filing this Current Report on Form 8-K/A as Amendment No. 1 to their Current Report on Form 8-K dated September 25, 2008 and filed with the Securities and Exchange Commission (the “Commission”) on October 1, 2008, to report that Deloitte & Touche LLP (“Deloitte”) has completed its audit services for DTE and Detroit Edison for the fiscal year ended December 31, 2008. As previously disclosed in DTE’s and Detroit Edison’s Current Report on Form 8-K dated October 21, 2008 and filed with the Commission on October 24, 2008, PricewaterhouseCoopers LLP has been engaged as DTE’s and Detroit Edison’s independent registered public accounting firm beginning with the fiscal year ending December 31, 2009.
Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) On September 25, 2008, the Audit Committee of the Board of Directors of DTE dismissed Deloitte as DTE’s and Detroit Edison’s independent registered public accounting firm. The dismissal is the result of a competitive proposal process and is effective as of the date of the completion of the audit services for the fiscal year ended December 31, 2008, which services were completed on February 27, 2009.
     The reports of Deloitte on the consolidated financial statements of DTE and Detroit Edison for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During DTE’s and Detroit Edison’s two most recent fiscal years ended December 31, 2008 and 2007 and from January 1, 2009 through February 27, 2009, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on DTE’s and Detroit Edison’s consolidated financial statements for such years.
     During DTE’s and Detroit Edison’s two most recent fiscal years ended December 31, 2008 and 2007 and from January 1, 2009 through February 27, 2009, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.
     DTE and Detroit Edison have provided Deloitte with a copy of this Form 8-K/A (Amendment No. 1) prior to its filing with the Commission and requested Deloitte to furnish them with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of Deloitte’s letter dated March 5, 2009 is attached hereto as Exhibit 16.1 to this Form 8-K/A (Amendment No. 1).

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 5, 2009	DTE ENERGY COMPANY (Registrant)

/s/ Peter B. Oleksiak Peter B. Oleksiak Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant)

/s/ Peter B. Oleksiak Peter B. Oleksiak Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 5, 2009.

5